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                           UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington D.C. 20549

                            FORM 8-K (A)

                           CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                            JULY 31, 1995
                           (JUNE 17, 1995)

                            Date of Report
                    (Date of earliest event reported)

                            HBO & COMPANY
          (Exact name of registrant as specified in its charter)

                               DELAWARE
               (State or other jurisdiction of incorporation)

        0-9900                                          37-0986839
(Commission File Number)                      (IRS Employer Identification No.)

       301 PERIMETER CENTER NORTH
              ATLANTA, GA                                              30346
  (Address of principal executive offices)                           (Zip Code)

                              (404) 393-6000
            Registrant's telephone number, including area code

                         Exhibit Index is on page 3


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ITEM 2.  ACQUISITION OF ASSETS

ITEM 2 OF THE FORM 8-K OF HBO & COMPANY DATED JUNE 23, 1995, IS HEREBY AMENDED IN ITS ENTIRETY AS FOLLOWS:

On June 17, 1995, HBO & Company of Georgia, a wholly owned subsidiary of HBO & Company (HBOC), acquired First Data Health Systems Corporation (HSG), a wholly owned subsidiary of First Data Corporation, in exchange for 4 million shares of Common Stock of HBOC valued at approximately $200 million, $500,000 in cash and a promissory note for $100,000. HSG provided information systems and services to hospitals, medical group practices and medical facilities throughout the United States, United Kingdom, Australia, Puerto Rico and other countries.

The transaction was accounted for as a purchase. The cost of the acquisition has been allocated on the basis of an outside appraisal of the tangible ($58 million) and intangible assets acquired and the liabilities assumed ($83 million). HBOC recorded approximately $115 million of intangible assets, after the purchased research and development charge, which are being amortized on a straight line basis over periods ranging from seven to 15 years. The purchased research and development charge of $126 million relates to research and development purchased from HSG which had not reached the stage of technological feasibility ($115 million), severance and other acquisition related costs ($8 million) and a mainframe capitalized research and development net book value adjustment ($3 million). The Company is in the process of finalizing the purchase price allocation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 7 OF THE FORM 8-K OF HBO & COMPANY DATED JUNE 23, 1995, IS HEREBY AMENDED IN ITS ENTIRETY AS FOLLOWS:

(a) Financial statements of business acquired.

The following financial statements of HSG for the years ended December 31, 1994, 1993 and 1992 which are required by Item 7 are attached as Exhibit 99(b):

                  Statements of Income
                  Balance Sheets
                  Statements of Cash Flows
                  Statements of Stockholder's Equity
                  Notes to Financial Statements


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The financial information included in these financial statements has been audited by Ernst & Young LLP, independent public accountants, in accordance with established professional standards and procedures as set forth in the Reports of Ernst & Young LLP Independent Auditors which are attached as part of Exhibit 99(b).

(b)  Pro Forma financial information.

The following Pro Forma financial information for the six month period ended June 30, 1995, and the year ended December 31, 1994, which is required by
Item 7 is attached as Exhibit 99(c):

         HBO & Company Pro Forma Combined Income Statements (Unaudited) HBO & Company Notes to Pro Forma Combined Income Statements

(c)  Exhibits

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EXHIBIT                                                                   PAGE
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

      2     Stock Purchase Agreement, dated as of May 16, 1995,               5
            among First Data Corporation, FDC Health Inc., First Data
            Health Systems Corporation, HBO & Company, and HBO & Company of Georgia, as amended by letter agreement dated June 17, 1995.

     23     Consent of Ernst & Young LLP.                                    79

     99(a)  Press release dated June 19, 1995, announcing the acquisition    80
            of HSG.

     99(b)  First Data Health Systems Corporation Financial Statements       81
            for the years ended December 31, 1994, 1993 and 1992.

     99(c)  HBO & Company Pro Forma Financial Statements.                   107

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HBO & COMPANY
                                            (Registrant)

Date:  July 31, 1995

                                            /s/ Jay P. Gilbertson
                                            --------------------------------
                                            Jay P. Gilbertson
                                            Vice President - Finance,
                                            Chief Financial Officer
                                            Treasurer and Assistant Secretary


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